                                                                   EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of Prime Group Realty Trust for the registration of Common Shares of Beneficial Interest, Preferred Shares of Beneficial Interest, Depositary Shares Representing Preferred Shares of Beneficial Interest, Share Purchase Contracts, Debt Securities, Common Share Warrants, Preferred Share Warrants, Depositary Share Warrants, and Debt Warrants, and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included in Prime Group Realty Trust's filings as indicated below, filed with the Securities and Exchange Commission.

--------------------------------------------------------------- ---------------------- -----------------------------
                                                                  Date of Auditors'
Financial Statements                                                   Report                     Filing
--------------------------------------------------------------- ---------------------- -----------------------------
Consolidated  financial statements of Prime Group Realty Trust     March 27, 1998      1997 Annual Report on Form
at December  31,  1997,  and for the period from  November 17,                         10-K, as amended by Form
1997  to  December  31,  1997  and  the   combined   financial                         10-K/A
statements  of the  Predecessor  Properties  at  December  31,
1996,  and for the period from January 1, 1997 to November 16,
1997 and for the two years in the period  ended  December  31,
1996.


Statement  of revenue  and  certain  expenses  of  Continental    December 5, 1997     Current Report on Form
Office Towers for the year ended December 31, 1996                                     8-K, as amended by Form
                                                                                       8-K/A dated December 15,
                                                                                       1997 (filed on February 27,
                                                                                       1998)

Statement  of  revenue  and  certain  expenses  of  180  North    December 2, 1997     Current Report on Form
LaSalle Street for the year ended December 31, 1996                                    8-K, as amended by Form
                                                                                       8-K/A dated December 15,
                                                                                       1997 (filed on February 27,
                                                                                       1998)

Statement of revenue and certain  expenses of 2675 Mayfair for    December 4, 1997     Current Report on Form
the period from January 1, 1997 to September 30, 1997                                  8-K dated December 30,
                                                                                       1997, as amended by Form
                                                                                       8-K/A dated December 15,
                                                                                       1997 (filed on February 27,
                                                                                       1998)

Statement  of  revenue  and  certain   expenses  of  33  North    November 24, 1997    Current Report on Form
Dearborn for the year ended December 31, 1996                                          8-K, as amended by Form
                                                                                       8-K/A dated January 14, 1998

Statement  of revenue and certain  expenses of Commerce  Point    December 20, 1997    Current Report on Form
for the for the year ended December 31, 1996                                           8-K, as amended by Form
                                                                                       8-K/A dated February 20,
                                                                                       1998


Statement  of  revenue  and  certain  expenses  of  208  South    January 30, 1998     Current Report on Form
LaSalle for the year ended December 31, 1997                                           8-K dated March 31, 1998


Statement  of  revenue  and  certain  expenses  of  122  South    January 30, 1998     Current Report on Form
Michigan Avenue for the year ended December 31, 1997                                   8-K dated March 31, 1998

Statement  of revenue  and  certain  expenses  of 6400  Shafer     April 16, 1998      Current Report on Form
Court for the year ended December 31, 1997                                             8-K dated May 29, 1998

Statement  of revenue  and  certain  expenses  of Two  Century     April 23, 1998      Current Report on Form
Centre for the year ended December 31, 1997                                            8-K dated May 29, 1998

                                                            Ernst & Young LLP

Chicago, Illinois
January 7, 1999